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                                                    AFFILIATED
   FUND            SECURITY           TRADE          PRINCIPAL         EXECUTING       PURCHASE         SHARES/     COMMISSION PAID
   NAME           DESCRIPTION          DATE         UNDERWRITER          BROKER          PRICE        PAR AMOUNT       PER SHARE
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Diversified       Duke Energy
Fixed Income          Corp                            Wachovia         Barclays
Portfolio       6.45% 04/1/2039      03/18/09        Securities         Capital         $99.71          65,000           $0.00
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Diversified      TJX Companies
Fixed Income          Inc.                          Wells Fargo     Banc of America
Portfolio      6.950% 04/15/2019     04/02/09        Securities      Securities LLC     $99.81          85,000           $0.00
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Diversified                                           Wachovia
Fixed Income       Qwest Corp.                        Capital          JP Morgan
Portfolio      8.375% 05/1/2016      04/07/09         Markets        Securities Inc.    $92.498         35,000           $0.00
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Diversified         Portland                          Wachovia
Fixed Income    General Electric                      Capital        Deutsche Bank
Portfolio      6.100% 04/15/2019     04/13/09         Markets       Securities, LLC     $99.93         250,000           $0.00
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Diversified      Credit Suisse
Fixed Income       New York                         Wells Fargo      Credit Suisse
Portfolio        5.9 06/15/19        04/28/09        Securities       First Boston      $99.90         200,000           $0.00
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Diversified
Fixed Income        ITT Corp.                       Wells Fargo       JP Morgan
Portfolio       4.90 05/01/2014      04/28/09        Securities     Securities Inc.     $99.81          45,000           $0.00
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Diversified
Fixed Income        ITT Corp.                       Wells Fargo       JP Morgan
Portfolio       6.125 05/01/2019     04/28/09     Securities LLC    Securities Inc.     $99.86          60,000           $0.00
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Diversified       Florida Gas                        Wachovia
Fixed Income     Transmission                         Capital         Goldman,
Portfolio       7.9 05/15/2019       04/29/09       Markets, LLC     Sachs & Co.        $99.82          40,000           $0.00
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Diversified        Rockwell
Fixed Income     Collins Inc.                      Wells Fargo       JP Morgan
Portfolio       5.25% 07/15/19       05/01/09     Securities LLC   Securities Inc.      $99.47          50,000           $0.00
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Diversified        Bank of                          Wachovia
Fixed Income    New York Mellon                      Capital      Banc of America
Portfolio        4.3% 05/15/14       05/05/09      Markets, LLC    Securities LLC       $99.97         115,000           $0.00
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Diversified                                         Wachovia
Fixed Income     HOSPIRA INC                         Capital      Banc of America
Portfolio        6.4% 05/15/15       05/05/09      Markets, LLC    Securities LLC       $99.80          45,000           $0.00
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Diversified                                         Wachovia
Fixed Income    All State Corp                       Capital          Barclays
Portfolio        6.2% 05/16/14       05/11/09      Markets, LLC     Capital Inc.        $99.86         150,000           $0.00
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Diversified                                         Wachovia
Fixed Income    All State Corp                       Capital          Barclays
Portfolio       7.45% 05/16/19       05/11/09      Markets, LLC     Capital Inc.        $99.73         150,000           $0.00
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Diversified                                         Wachovia           Morgan
Fixed Income    Microsoft Corp.                      Capital        Stanley & Co.
Portfolio       2.95% 06/01/14       05/11/09      Markets, LLC     Incorporated        $99.90         190,000           $0.00
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Diversified                                         Wachovia           Morgan
Fixed Income    Microsoft Corp.                      Capital        Stanley & Co.
Portfolio       4.2% 06/01/19        05/11/09     Markets, LLC      Incorporated        $99.95         175,000            $0.00
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Diversified                                         Wachovia           Morgan
Fixed Income    Microsoft Corp.                      Capital        Stanley & Co.
Portfolio       5.2% 06/01/39        05/11/09     Markets, LLC      Incorporated        $99.79         110,000            $0.00
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Diversified                                         Wachovia
Fixed Income       EQT Corp                          Capital         JP Morgan
Portfolio      8.125% 06/01/19       05/12/09     Markets, LLC     Securities Inc.      $99.67          75,000            $0.00
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Diversified       Occidental                        Wachovia
Fixed Income    Petroleum Corp                       Capital         JP Morgan
Portfolio      4.125% 06/01/16       05/12/09     Markets, LLC     Securities Inc.      $99.29         150,000            $0.00
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Diversified       JP Morgan                         Wachovia
Fixed Income     Chase & Co.                         Capital         JP Morgan
Portfolio      4.65% 06/01/14        05/13/09     Markets, LLC     Securities Inc.      $99.79         155,000            $0.00
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                                                    AFFILIATED
   FUND            SECURITY           TRADE          PRINCIPAL         EXECUTING       PURCHASE         SHARES/     COMMISSION PAID
   NAME           DESCRIPTION          DATE         UNDERWRITER          BROKER          PRICE        PAR AMOUNT       PER SHARE
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Diversified           EOG                           Wachovia
Fixed Income      Resources Inc.                     Capital         JP Morgan
Portfolio         5.635% 06/1/19     05/18/09     Markets, LLC     Securities Inc.      $99.82          75,000            $0.00
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Diversified         PPL Electric                    Wachovia           Morgan
Fixed Income         Utilities                       Capital        Stanley & Co.
Portfolio         6.25% 05/15/39     05/19/09     Markets, LLC      Incorporated        $99.40          45,000            $0.00
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Diversified                                         Wachovia          Banc of
Fixed Income       Nordstrom Inc.                    Capital          America
Portfolio         6.75% 06/01/14     05/20/09     Markets, LLC     Securities LLC       $99.63          60,000            $0.00
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Diversified         Allegheny                       Wachovia         Citigroup
Fixed Income       Technologies                      Capital           Global
Portfolio         9.375% 06/01/19    05/27/09     Markets, LLC      Markets Inc.        $99.20         150,000            $0.00
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Diversified          Norfolk                        Wachovia          Banc of
Fixed Income      Southern Corp                      Capital          America
Portfolio         5.9% 06/15/19      05/27/09     Markets, LLC     Securities LLC       $99.75          65,000            $0.00
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Diversified          Ace INA                        Wachovia           Morgan
Fixed Income        Holdings                         Capital        Stanley & Co.
Portfolio         5.9 06/15/19       06/03/09     Markets, LLC      Incorporated        $99.05          40,000            $0.00
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Diversified                                         Wachovia          Deutsche
Fixed Income        Dell Inc.                        Capital            Bank
Portfolio        5 7/8 06/15/19      06/10/09     Markets, LLC     Securities Inc.      $99.93          50,000            $0.00
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Diversified                                         Wachovia          Banc of
Fixed Income      Valspar Corp                       Capital          America
Portfolio        7 1/4 06/15/19      06/16/09     Markets, LLC     Securities LLC       $99.57         100,000            $0.00
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Diversified         Lorillard                       Wachovia
Fixed Income       Tobacco Co.                       Capital          Barclays
Portfolio        8 1/8 06/23/19      06/18/09      Markets, LLC     Capital Inc.       $100.00         155,000            $0.00
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Diversified          General                        Wachovia          Banc of
Fixed Income      Dynamics Corp                      Capital          America
Portfolio         1.8 07/15/11       06/19/09     Markets, LLC     Securities LLC       $99.55          35,000            $0.00
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Diversified         Magellan                        Wachovia
Fixed Income    Midstream Partners                   Capital         JP Morgan
Portfolio         6.55 07/15/19      06/19/09     Markets, LLC     Securities Inc.      $99.65          50,000            $0.00
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Diversified         Omnicom                         Wachovia
Fixed Income       Group Inc.                        Capital         JP Morgan
Portfolio        6 1/4 07/15/19      06/24/09     Markets, LLC     Securities Inc.      $99.34         200,000            $0.00
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Diversified        Time Warner                      Wachovia          Banc of
Fixed Income       Cable Inc.                        Capital          America
Portfolio        6 3/4 06/15/39      06/24/09     Markets, LLC     Securities LLC       $97.13         150,000            $0.00
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Diversified                                         Wachovia
Fixed Income      AUTOZONE INC                        Capital         JP Morgan
Portfolio        5 3/4 01/15/15      06/29/09     Markets, LLC     Securities Inc.      $99.96         150,000            $0.00
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Diversified        MIDAMERICAN                       Wachovia
Fixed Income      ENERGY HLDGS                        Capital         JP Morgan
Portfolio         3.15 07/15/12      07/01/09        Markets       Securities Inc.      $99.97         200,000            $0.00
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Diversified      INTERSTATE POWER                                      Banc of
Fixed Income        & LIGHT                         Wells Fargo        America
Portfolio        6 1/4 07/15/39      07/07/09    Securities LLC    Securities LLC       $99.37          30,000            $0.00
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Diversified      WISCONSIN POWER                                       Banc of
Fixed Income        & LIGHT                         Wells Fargo        America
Portfolio          5 07/15/19        07/07/09    Securities LLC    Securities LLC       $99.39          50,000            $0.00
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Diversified         BEMIS
Fixed Income      COMPANY INC                       Wells Fargo       JP Morgan
Portfolio        5.65 08/01/14       07/20/09    Securities LLC    Securities Inc.      $99.83          15,000            $0.00
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                                                    AFFILIATED
   FUND            SECURITY           TRADE          PRINCIPAL         EXECUTING       PURCHASE         SHARES/     COMMISSION PAID
   NAME           DESCRIPTION          DATE         UNDERWRITER          BROKER          PRICE        PAR AMOUNT       PER SHARE
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iversified          BEMIS
Fixed Income      COMPANY INC                      Wells Fargo       JP Morgan
Portfolio        6.8 08/01/19        07/20/09    Securities LLC    Securities Inc.      $99.69          10,000            $0.00
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Diversified                                                        Morgan Stanley
Fixed Income      BOEING CO.                       Wells Fargo          & Co.
Portfolio       4.7/8 02/15/20       07/23/09    Securities LLC     Incorporated        $98.96         140,000            $0.00
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Diversified                                                        Morgan Stanley
Fixed Income     BOEING CO                         Wells Fargo          & Co.
Portfolio       5 7/8 02/15/40       07/23/09    Securities LLC     Incorporated        $97.68          30,000            $0.00
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Diversified        BANK OF                                            Banc of
Fixed Income    AMERICA CORP                       Wells Fargo        America
Portfolio       6 1/2 08/01/16       07/23/09    Securities LLC    Securities LLC       $99.75         350,000            $0.00
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Diversified        NORTHROP
Fixed Income     GRUMMAN CORP                      Wells Fargo      Deutsche Bank
Portfolio        3.7 08/01/14        07/27/09    Securities LLC    Securities Inc.      $99.81          90,000            $0.00
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Diversified        NORTHROP
Fixed Income     GRUMMAN CORP                      Wells Fargo       JP Morgan
Portfolio        5.05 08/01/19       07/27/09    Securities LLC    Securities Inc.      $99.84          85,000            $0.00
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Diversified
Fixed Income      NEXEN INC                        Wells Fargo      Deutsche Bank
Portfolio       7 1/2 07/30/39       07/27/09    Securities LLC    Securities Inc.      $99.45          60,000            $0.00
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Diversified                                                           Banc of
Fixed Income      NEXEN INC                        Wells Fargo        America
Portfolio       6.2 07/30/19         07/27/09    Securities LLC    Securities LLC       $99.80          80,000            $0.00
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Diversified         INTL                                              Banc of
Fixed Income      PAPER CO                         Wells Fargo        America
Portfolio      7 1/2 08/15/21        08/03/09    Securities LLC    Securities LLC       $99.92          95,000            $0.00
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Diversified      MACK-CALI
Fixed Income    REALTY CORP                        Wells Fargo        Citigroup
Portfolio      7 3/4 08/15/19        08/05/09    Securities LLC    Global Markets       $99.15          65,000            $0.00
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Diversified      HOSPITALITY                                          Banc of
Fixed Income     PROP TRUST                        Wells Fargo        America
Portfolio      7 7/8 08/15/14        08/07/09    Securities LLC    Securities LLC       $98.99         250,000            $0.00
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Diversified        BUCKEYE
Fixed Income     PARTNERS LP                       Wells Fargo        Barclays
Portfolio      5 1/2 08/15/19        08/11/09    Securities LLC     Capital Inc.        $99.35         150,000            $0.00
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Diversified
Fixed Income      PROLOGIS                         Wells Fargo       JP Morgan
Portfolio      7 5/8 08/15/14        08/11/09    Securities LLC    Securities Inc.      $99.49         100,000            $0.00
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Diversified       RALCORP
Fixed Income    HOLDINGS CORP                      Wells Fargo       JP Morgan
Portfolio      6 5/8 08/15/39        08/11/09    Securities LLC    Securities Inc.      $99.70         100,000            $0.00
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Diversified      BOARDWALK
Fixed Income    PIPELINES LLC                      Wells Fargo       JP Morgan
Portfolio      5 3/4 09/15/19        08/18/09    Securities LLC    Securities Inc.      $99.81         150,000            $0.00
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Diversified         WATSON                                            Banc of
Fixed Income    PHARMACEUTICALS                    Wells Fargo        America
Portfolio        5 08/15/14          08/18/09    Securities LLC    Securities LLC       $99.59         125,000            $0.00
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Diversified         WATSON                                            Banc of
Fixed Income    PHARMACEUTICALS                    Wells Fargo        America
Portfolio       6 1/8 08/15/19       08/18/09    Securities LLC    Securities LLC       $99.80         130,000            $0.00
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Diversified       DONNELLEY                                           Banc of
Fixed Income    (R.R.) & SONS                      Wells Fargo        America
Portfolio       8.6 08/15/16         08/19/09    Securities LLC    Securities LLC       $98.60         100,000            $0.00
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Diversified       REPUBLIC                                            Banc of
Fixed Income    SERVICES INC                       Wells Fargo        America
Portfolio      5 1/2 09/15/19        08/31/09    Securities LLC    Securities LLC       $99.29          40,000            $0.00
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